UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported) May 9, 2024
Six Flags Entertainment Corporation
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

1000 Ballpark Way Suite 400 Arlington, Texas	76011
(Address of principal executive offices)	(Zip Code)
(972) 595-5000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.025 par value per share	SIX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition
On May 9, 2024, the Company issued a press release announcing its financial results for the first quarter ended March 31, 2024. A copy of the press release is furnished as Exhibit 99.1.
Item 9.01Financial Statements and Exhibits
(d)Exhibits

99.1	Press Release of Six Flags Entertainment Corporation, dated May 9, 2024

104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)
___________________________________
Forward Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding (i) the adequacy of our cash flows from operations, available cash and available amounts under our credit facilities to meet our liquidity needs, including in the event of a prolonged closure of one or more of our parks, (ii) our ability to execute our strategy to significantly improve our financial performance and the guest experience, (iii) expectations regarding consumer demand for regional, outdoor, out-of-home entertainment, including for our parks, and (iv) expectations regarding our annual income tax liability and the availability and effect of net operating loss carryforwards and other tax benefits.

Forward-looking statements include all statements that are not historical facts and often use words such as "anticipates," "intends," "plans," "seeks," "believes," "estimates," "expects," "may," "should," "could" and variations of such words or similar expressions. These statements may involve risks and uncertainties that could cause actual results to differ materially from those described in such statements. These risks and uncertainties include, among others, factors impacting attendance, such as local conditions, natural disasters, contagious diseases, or the perceived threat of contagious diseases, events, disturbances and terrorist activities; economic impact of political instability and conflicts globally, including the war in Ukraine and the Middle East; recall of food, toys and other retail products sold at our parks; accidents or incidents involving the safety of guests and employees, or contagious disease outbreaks occurring at our parks or other parks in the industry and adverse publicity concerning our parks or other parks in the industry; availability of commercially reasonable insurance policies at reasonable rates; inability to achieve desired improvements and our financial performance targets; adverse weather conditions such as excess heat or cold, rain and storms; general financial and credit market conditions, including our ability to access credit or raise capital; the increased cost of capital due to high interest rates; macro-economic conditions (including supply chain issues and the impact of inflation on customer spending patterns); changes in public and consumer tastes; construction delays in capital improvements or ride downtime; competition with other theme parks, water parks and entertainment alternatives; dependence on a seasonal workforce; unionization activities and labor disputes; laws and regulations affecting labor and employee benefit costs, including increases in state and federally mandated minimum wages; environmental laws and regulations; laws and regulations affecting corporate taxation; pending, threatened or future legal proceedings and the significant expenses associated with litigation; cybersecurity risks; the expected timing and likelihood of completion of the proposed transaction with Cedar Fair, including the timing, receipt and terms and conditions of any required regulatory approvals; anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the proposed transaction, including the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against Cedar Fair, the company or their respective directors and others following announcement of the merger agreement and proposed transaction; the inability to consummate the transaction due to the failure to satisfy other conditions to complete the transaction; risks that the proposed transaction disrupts and/or harms current plans and operations of Cedar Fair or the company, including that management’s time and attention will be diverted on transaction-related issues; the amount of the costs, fees, expenses and charges related to the transaction, including the possibility that the transaction may be more expensive to complete than anticipated; the ability of Cedar Fair and the company to successfully integrate their businesses and to achieve anticipated synergies and value creation; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; legislative, regulatory and economic developments and changes in laws, regulations, and policies affecting Cedar Fair and the company; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the proposed transaction that could affect Cedar Fair’s and/or the company’s financial performance and operating results; and other factors could cause actual results to differ materially from the company’s expectations, including the risk factors or uncertainties listed from time to time in the company’s filings with the SEC and the Registration Statement filed by CopperSteel HoldCo, Inc. ("Holdco") with the SEC in connection with the proposed transaction. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we make no assurance that such expectations will be realized and actual results could vary materially. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained under the captions "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in our Annual and Quarterly Reports on Forms 10-K and 10-Q, and our other filings and submissions with the SEC, and the Registration Statement, each of which are available free of charge on the company’s investor relations website at investors.sixflags.com and on the SEC’s website at www.sec.gov.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

By:	/s/ Christopher Neumann
	Name:	Christopher Neumann
	Title:	General Counsel and Corporate Secretary

Date: May 9, 2024